UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2013

LIFE PARTNERS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Commission File No. 0-7900

Texas	74-2962475
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

204 Woodhew Waco, Texas	73712
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 254-751-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 30, 2013, Life Partners Holdings, Inc. (“we”) issued a press release announcing that our wholly-owned subsidiary, Life Partners, Inc. (“LPI”) assigned rights to future income for $5,650,000.

The press release is furnished as an exhibit and is posted on our website (www.lphi.com). Further details of the transaction are contained in a Form 8-K that we filed with the Securities and Exchange Commission on May 29, 2013.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated May 30, 2013, announcing assignment of right to receive future income

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 31, 2013

Life Partners Holdings, Inc.

By:	/s/ Colette Pieper
Colette Pieper
Principal Financial Officer

EXHIBIT INDEX

Number	Description
99.1	Press release dated May 30, 2013, announcing assignment of right to receive future income